Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2011 RESULTS

— — —

REPORTS INCOME BEFORE TAXES OF $218 MILLION ON $386 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $0.50 AND EARNINGS PER SHARE ON COMPREHENSIVE INCOME OF $0.36.

GREENWICH, CONN, October 20, 2011 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share of $0.50 for the quarter ended September 30, 2011, compared to diluted earnings per share of $0.26 for the same period in 2010.

On a comprehensive basis, which includes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share of $0.36 for the quarter ended September 30, 2011 compared to diluted earnings per share of $0.52 for the same period in 2010.  Reported results on a comprehensive basis reflect the new GAAP convention that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, these were reported as a component of changes in Total Equity in the Statement of Financial Condition.

Net revenues were $386 million and income before income taxes was $218 million for this quarter, compared to net revenues of $299 million and income before income taxes of $162 million for the same period in 2010.

Business Highlights

•	56% pretax profit margin for this quarter.
•	55% Electronic Brokerage pretax profit margin for this quarter.
•	63% Market Making pretax profit margin for this quarter.
•	Customer equity increased 23% from the year-ago quarter to $23.3 billion and customer accounts increased 22%.
•	Cleared DARTs increased 43% from the year-ago quarter to 457,000.
•	Electronic Brokerage pretax income increased 66% from the year-ago quarter to $106 million.
•	Market Making pretax income increased 24% from the year-ago quarter to $129 million.

"During the quarter we released our new Interactive Brokers Information Systems (IBIS) market data, news and research platform.  With a very reasonable introductory price of $69 per month, the new platform has been very well received by our brokerage customers and by our new IBIS-only customers alike." said Thomas Peterffy, our CEO.  “We are currently working on further enhancing the capabilities of IBIS and other aspects of our brokerage technology."

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 66%, to $106 million, in the quarter ended September 30, 2011 compared to the same period in 2010.  Commissions and execution fees increased 45% from the year-ago quarter due to growth in the number of customers and higher average trading volume per customer account.  Net interest income increased 82% from the same period.  Customer accounts grew 22% to 184,000 and customer equity grew 23% to $23.3 billion.  Pretax profit margin increased from 49% to 55% for the quarter ended September 30, 2011 from the same period in 2010.  Total DARTs(1) for cleared and execution-only customers increased 39%, to 495,000 from the year-ago quarter.  Cleared DARTs were 457,000 in this quarter, 43% higher than the same period last year.

Market Making
Market Making segment income before income taxes increased 24%, to $129 million, for the quarter ended September 30, 2011 from the same period in 2010.  This increase was driven by higher actual-to-implied volatility, higher trading volumes and wider bid-offer spreads.  Currency translation effects negatively impacted this quarter, while they had a positive effect on the year-ago quarter’s earnings.  Currency translation effects are reported in the Trading Gains of the Market Making segment. Pretax profit margin expanded to 63% in this quarter from 61% in the quarter ended September 30, 2010.  Market Making options and futures contract volume increased by 60% and 14%, respectively, from the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In this quarter, our currency hedging program decreased our profits as the U.S. dollar value of the GLOBAL decreased by approximately 2.5%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s early adoption of newly issued U.S. GAAP guidance(2) that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.  In periods prior to the quarter ending June 30, 2011, we reported non-GAAP measures for the purpose of incorporating all currency translation gains and losses in the Statement of Income.  This reporting method is now required under GAAP guidance.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 20, 2011, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 90 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2006	66,043		51,238		12,828		130,109		518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905

3Q2010	17,796		31,894		4,746		54,436		851
3Q2011	19,602	10%	45,879	44%	5,273	11%	70,754	30%	1,106

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	563,623		62,419		34,493,410
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%

3Q2010	163,298		24,094		18,665,413
3Q2011	254,904	56%	31,835	32%	20,598,631	10%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	371,929		14,818		21,180,377
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%

3Q2010 **	107,602		4,225		4,411,226
3Q2011 **	171,731	60%	4,835	14%	3,921,841	-11%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	191,694		47,601		13,313,033
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%

3Q2010	55,696		19,869		14,254,187
3Q2011	83,173	49%	27,000	36%	16,676,790	17%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	32,384		45,351		12,492,870
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%

3Q2010	22,930		19,399		13,455,306
3Q2011	43,994	92%	26,601	37%	15,846,432	18%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	3Q2011	3Q2010	% Change
Total Accounts	184	151	22%
Customer Equity (in billions) *	$23.3	$18.9	23%

Cleared DARTs	457	320	43%
Total Customer DARTs	495	355	39%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.29	$4.17	3%
DART per Avg. Account (Annualized)	640	544	18%
Net Revenue per Avg. Account (Annualized)	$4,024	$3,251	24%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2011	2010	2011	2010
		(in millions)		(in millions)

Electronic Brokerage	Net revenues	$191.7	$129.3	$525.1	$401.1
	Non-interest expenses	86.2	65.9	240.5	201.0

	Income before income taxes	$105.5	$63.4	$284.6	$200.1

	Pre-tax profit margin	55%	49%	54%	50%

Market Making	Net revenues	$204.3	$170.7	$532.4	$335.2
	Non-interest expenses	75.8	66.8	210.0	221.9

	Income before income taxes	$128.5	$103.9	$322.4	$113.3

	Pre-tax profit margin	63%	61%	61%	34%

Corporate*	Net revenues	($10.4)	($0.9)	($7.1)	($0.5)
	Non-interest expenses	5.8	4.5	11.0	14.0

	Income before income taxes	($16.2)	($5.4)	($18.1)	($14.5)

Total	Net revenues	$385.6	$299.1	$1,050.4	$735.8
	Non-interest expenses	167.8	137.2	461.5	436.9

	Income before income taxes	$217.8	$161.9	$588.9	$298.9

	Pre-tax profit margin	56%	54%	56%	41%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
	(in millions, except share and per share data)

Revenues:
Trading gains	$193.8	$168.7	$514.7	$326.9
Commissions and execution fees	130.6	90.1	346.3	289.4
Interest income	73.8	42.4	211.8	120.0
Other income	10.7	13.9	43.1	48.4

Total revenues	408.9	315.1	1,115.9	784.7

Interest expense	23.3	16.0	65.5	48.9

Total net revenues	385.6	299.1	1,050.4	735.8

Non-interest expenses:
Execution and clearing	82.1	61.9	214.4	207.1
Employee compensation and benefits	56.2	49.6	161.2	149.6
Occupancy, depreciation and amortization	9.0	9.1	27.3	27.5
Communications	5.7	5.9	17.8	17.6
General and administrative	14.8	10.7	40.8	35.1

Total non-interest expenses	167.8	137.2	461.5	436.9

Income before income taxes	217.8	161.9	588.9	298.9

Income tax expense	15.3	13.1	46.5	25.7

Net income	202.5	148.8	542.4	273.2

Net income attributable to non-controlling interests	180.0	137.7	494.1	254.4

Net income available for common shareholders	$22.5	$11.1	$48.3	$18.8

Earnings per share:
Basic	$0.50	$0.26	$1.11	$0.45
Diluted	$0.50	$0.26	$1.10	$0.44

Weighted average common shares outstanding:
Basic	44,832,545	42,222,449	43,370,291	41,750,973
Diluted	45,208,557	42,784,799	43,832,558	42,401,307

Comprehensive income:
Net income available for common stockholders	$22.5	$11.1	$48.3	$18.8
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(10.1)	17.4	(2.1)	9.5
Income taxes related to items of other comprehensive income	(3.7)	6.4	(0.8)	3.5
Other comprehensive income (loss), net of tax	(6.4)	11.0	(1.3)	6.0
Comprehensive income available for common stockholders	$16.1	$22.1	$47.0	$24.8

Comprehensive income attributable to non-controlling interests:
Net income attributable to non-controlling interests	$180.0	$137.7	$494.1	$254.4
Other comprehensive income (loss) - cumulative translation adjustment	(75.9)	144.7	(9.2)	76.5
Comprehensive income attributable to non-controlling interests	$104.1	$282.4	$484.9	$330.9

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2011	December 31, 2010
	(in millions)
Assets
Cash and cash equivalents	$1,555.7	$1,354.2
Cash and securities - segregated for regulatory purposes	10,302.8	7,888.1
Securities purchased under agreements to resell	463.4	336.3
Securities borrowed	3,385.3	3,292.3
Trading assets, at fair value	8,884.9	7,422.4
Receivables from customers, net of allowance	6,815.5	6,973.0
Receivables from brokers, dealers and clearing organizations	1,149.0	732.9
Other assets	594.5	499.6

Total assets	$33,151.1	$28,498.8

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$8,360.8	$6,125.2
Securities loaned	1,572.4	1,659.6
Short-term borrowings	151.8	187.4
Other payables:
Customers	17,277.1	15,060.5
Brokers, dealers and clearing organizations	499.1	248.7
Other payables	530.7	702.3
	18,306.9	16,011.5

Senior notes payable and senior secured credit facility	125.9	294.6

Equity
Stockholders' equity	565.7	487.8
Non-controlling interests	4,067.6	3,732.7
Total equity	4,633.3	4,220.5

Total liabilities and equity	$33,151.1	$28,498.8

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three months		Nine Months
	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
	(in millions)

Net income available for common stockholders	$22.5	$11.1	$48.3	$18.8

Other comprehensive income:
Cumulative translation adjustment, before income taxes	(10.1)	17.4	(2.1)	9.5
Income taxes related to items of other comprehensive income	(3.7)	6.4	(0.8)	3.5
Other comprehensive income (loss), net of tax	(6.4)	11.0	(1.3)	6.0

Comprehensive income available for common stockholders	$16.1	$22.1	$47.0	$24.8

Comprehensive income per share:
Basic	$0.36	$0.52	$1.08	$0.59
Diluted	$0.36	$0.52	$1.07	$0.58

Weighted average common shares outstanding:
Basic	44,832,545	42,222,449	43,370,291	41,750,973
Diluted	45,208,557	42,784,799	43,832,558	42,401,307